UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 23, 2005
DSW Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 E. Fifth Avenue, Columbus, Ohio		43219

(Address of principal executive offices)		(Zip Code)
(614) 237-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
Signature
EX-99.1

ITEM 7.01 REGULATION FD DISCLOSURE.
     As indicated in a press release issued by DSW Inc. (“DSW”) on September 22, 2005, DSW’s management will present at the Thomas Weisel Partners Consumer Conference at the Mandarin Oriental Hotel in New York City on Monday, September 26, 2005. DSW’s presentation will begin at 3:15 p.m Eastern Time and will be webcast simultaneously in listen-only mode via DSW’s website, www.dswshoe.com. DSW is filing with this Current Report on Form 8-K the Investor Fact Sheet which will be distributed to those who attend the presentation in person. A copy of the Investor Fact Sheet is attached as Exhibit 99.1 hereto and incorporated by reference herein.
     Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01, including all exhibits relating to this Item 7.01, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c)       Exhibits.

Exhibit Number	Description
99.1	Investor Fact Sheet

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Ventures, Inc.
By:	/s/ Douglas J. Probst
Douglas J. Probst
Senior Vice President, Chief Financial Officer and Treasurer

Date: September 23, 2005

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